                                                                  EXHIBIT 10.6

                                 AMENDMENT NO. 4
             (dated September 28, 1999 for reference purposes only)

                         To Lease Dated April 15, 1994

               Between PRESBYTERIAN HEALTH FOUNDATION as Landlord, and UROCOR, INC. formerly known as CytoDiagnostics, Inc., as Tenant

     WHEREAS, Landlord and Tenant are the parties to the above described Lease for the Building located at 840 N. Research Parkway; and,

Landlord and Tenant mutually desire to amend the above-described lease, (amended via Amendment No. 1 dated April 14, 1997, Amendment No. 2 dated April 14, 1998 and Amendment No. 3 dated February 1, 1999) as follows:

The provisions of this Amendment No. 4 shall supersede and control any inconsistent provisions contained in the Lease, regardless of whether such inconsistent provisions are contained in the printed portion of the Lease or any rider, addendum, amendment or exhibit annexed thereto.

Amended Leased Premises:
The Leased Premises shall increase as indicated by the following schedule:

                                                   Square Feet                  Room             Lease Commencement
                                                   -----------                 ------           --------------------
                                                       146                       539                      10/01/99
                                                       146                       540                      10/01/99
                                                       146                       541                      10/01/99
                                                       2615                      455                      10/01/99
                                                       176                       next to 270              04/01/00
                                                       359                       303                      04/01/00
                                                       354                       359                      04/01/00
                                                       473                       358                      04/01/00
                                                       111                       411                      04/01/00
                                                       278                       401                      04/01/00
                                                       620                       East side of 455         04/01/00
                                                       140                       519                      04/01/00
                                                       700                       171                      12/01/00

                    See the attached floor plans for room locations.

Commencing October 1, 1999, the Leased Premises increases by 3,053 square feet = 101,965 gross sq. ft.; then commencing April 1, 2000, the Leased Premises shall further increase by 2,511 square feet = 104,476 gross sq. ft.; then commencing December 1, 2000, the Leased Premises shall further increase by 700 square feet = 105,176 gross sq. ft.

Amended Tenant Improvement
Allowance:                        Limited to $25.65 per rentable square foot for
                                  the 3,053 rentable square feet (rooms:  455
                                  [2,615  square  feet], 539, 540 & 541) and
                                  $24.60 for the 2,511 rentable square feet
                                  (rooms:  next to 270, 303, 359, 358, 411, 401,
                                  east side of 455 [620 square feet] & 519) and $23.55 for 700 rentable square feet (room:
                                  171).  Architectural fees are paid from the
                                  Tenant Improvement Allowance. Any excess cost of Tenant Improvements shall be the responsibility of the Tenant.

Both parties agree to the terms of the Lease Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and this Amendment No. 4, and the Lease Agreement shall continue in full force and effect.

Landlord:         Presbyterian Health Foundation

By:                /s/ Dennis McGrath                    Date:  11/24/99
                   -----------------------------                --------------
                  Dennis McGrath, Vice President

Tenant:  UROCOR, INC.

By:                /s/ Michael W. George                 Date:  10/28/99
                   -----------------------------                ---------------
                   Michael W. George
                   President/Chief Operating Officer